AMENDMENT NO. 1 TO
                          RANGER AEROSPACE CORPORATION
                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------

                                 August 31, 2000

Stephen  D.  Townes
318  Scarborough  Dr.
Greenville,  SC  29650

Re:     Ranger  Aerospace  Corporation  (the  "Company")
                                               -------
Amendment  of  Nonqualified  Stock  Option  granted  on  March  7,  2000
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Dear  Stephen:

     The Company is pleased to advise you that its Board of Directors has amended your stock option dated March 7, 2000 (the "Option"), as provided below.
                                                    ------

     1. The definition of "Good Reason" set forth in Section 1 of your Option is hereby deleted and replaced in its entirety with the following definition:

     "Good Reason" shall mean any of the following: (a) the Company reduces your
      -----------
base salary; (b) the Company assigns to you any duties inconsistent with your duties or responsibilities as President and Chief Executive Officer of the Company or changes your reporting responsibilities or title; (c) the Company or any of its affiliates breaches any of the terms of this agreement or any other agreement between the Company or any of its affiliates and you which breach is not cured within fifteen (15) days of receipt by the Company of written notice from you of such breach; (d) you are required by the Company to permanently relocated your primary residence for purposes of your Employment with Aircraft Service International Group, Inc. and in connection therewith you decide to move your family to such residence; or (e) you elect to terminate your Employment with Aircraft Service International Group, Inc. in connection with the occurrence of a Change-in-Control as defined in that certain Amendment No.1 to the Amended & Restated Aircraft Service International Group, Inc. Employment Agreement of even date herewith by and between Aircraft Service International Group, Inc. and you.

     2. Except as explicitly amended hereby, your Option shall remain in full force and effect and unamended.

     3. This amendment to your Option shall be controlled, construed and governed under the laws of the State of Delaware regardless of the fact that one or more parties is now, or may become, residents of another state, and without regard to any conflict of laws.

     4. If any paragraph, clause or provision of this amendment to your Option is or becomes illegal, invalid or unenforceable because of present or future laws, rules or regulations of any governmental body, or become unenforceable for any reason, the intention of the Company and you is that the remaining parts of this amendment to your Option shall not be thereby affected.

     5. This amendment to your Option may be executed in one or more counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument.

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     Please execute the extra copy of this agreement to your Option in the space below and return it to the Company's Secretary at its executive offices to confirm your understanding and acceptance of the agreements contained in this amendment to your Option.

     Very  truly  yours,

     Ranger  Aerospace  Corporation


     By:  ___________________________
       George  Schwartz,  Chairman



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The  undersigned  hereby acknowledges having read this amendment to his Plan and hereby  agrees  to  be  bound  by  all  provisions  set  forth  herein.


Dated  as  of                         OPTIONEE

August  31,  2000
     ___________________________________
Stephen  D.  Townes




Agreed  and  Accepted:

JOHN  HANCOCK  MUTUAL  LIFE
INSURANCE  COMPANY

By:  __________________________
Name:  ________________________
Title:  _________________________

CIBC  WOOD  GUNDY  VENTURES,  INC.

By:  __________________________
Name:  ________________________
Title:  _________________________

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